                                                                   Exhibit 99.1
                             LETTER OF TRANSMITTAL

                     For Tender Of Any And All Outstanding
                        8% Series A Notes Due 2013 And
              Any And All 9% Series A Discount Notes Due 2013 And
                Any And All 9% Series A Discount Notes Due 2013

                                      of

                                DEX MEDIA, INC.

               Pursuant to the Prospectus Dated __________, 2004

                             THE EXCHANGE OFFER
                          AND WITHDRAWAL RIGHTS
                               WILL EXPIRE
                          AT 12:00 MIDNIGHT, NEW
                            YORK CITY TIME, ON
                                   , 2004, UNLESS
                              EXTENDED (THE
                           "EXPIRATION DATE").

                 The Exchange Agent for the Exchange Offer is:

                        U.S. BANK NATIONAL ASSOCIATION

         By Mail:                By Facsimile           By Hand/Overnight
    U.S. Bank National          Transmission:               Delivery:
       Association              (for eligible           U.S. Bank National
   60 Livingston Avenue    institutions only) (651)        Association
        EP-MN-WS3C                 495-8158            60 Livingston Avenue
    St. Paul, MN 55107                                      EP-MN-WS3C
    Attn: Specialized       Confirm by Telephone:       St. Paul, MN 55107
      Finance Dept.             (800) 934-6802          Attn: Specialized
                                                          Finance Dept.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

   The undersigned hereby acknowledges receipt of the prospectus, dated __________, 2004, of Dex Media, Inc., a Delaware corporation (the "Issuer"), which, together with this letter of transmittal, constitute the Issuer's offer to exchange $1,000 principal amount of its 8% Series B Notes due 2013 (the "November Exchange Notes"), $1,000 principal amount at maturity of its 9% Series B Discount Notes due 2013 (the "November Discount Exchange Notes,") and $1,000 principal amount at maturity of its 9% Series B Discount Notes due 2013 (the "February Discount Exchange Notes" and, together with the November Exchange Notes and the November Discount Exchange Notes, the "Exchange Notes"), all of which have been registered under the Securities Act of 1933, as amended, for each $1,000 principal amount of its outstanding 8% Series A Notes due 2013 (the "Outstanding November Notes"), of which $500,000,000 aggregate principal amount is outstanding, and for each $1,000 principal amount at maturity of its outstanding 9% Series A Discount due 2013 (the "Outstanding November Discount Notes"), of which $389,000,000 aggregate principal amount at maturity is outstanding and for each $1,000 principal amount at maturity of its outstanding 9% Series A Discount Notes due 2013 (the "Outstanding February Discount Notes" and, together with the Outstanding November Notes and the Outstanding November Discount Notes, the "Outstanding Notes"), of which $361,000,000 aggregate principal amount at maturity is outstanding, respectively.

   IF YOU DESIRE TO EXCHANGE YOUR 8% SERIES A NOTES DUE 2013 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 8% SERIES B NOTES DUE 2013, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

   IF YOU DESIRE TO EXCHANGE YOUR 9% SERIES A DISCOUNT NOTES DUE 2013 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 9% SERIES B DISCOUNT NOTES DUE 2013, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

   IF YOU DESIRE TO EXCHANGE YOUR 9% SERIES A DISCOUNT NOTES DUE 2013 FOR AN EQUAL AGGREGATE PRINCIPAL AMOUNT OF 9% SERIES B DISCOUNT NOTES DUE 2013, YOU MUST VALIDLY TENDER (AND NOT VALIDLY WITHDRAW) YOUR NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

   YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW. PLEASE READ THE INSTRUCTIONS SET FORTH BELOW CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

   This letter of transmittal is to be completed by holders of the Issuer's Outstanding Notes either if certificates representing such notes are to be forwarded herewith or, unless an agent's message is utilized, tenders of such notes are to be made by book-entry transfer to an account maintained by the exchange agent at The Depository Trust Company pursuant to the procedures set forth in the prospectus under the heading "The Exchange Offer--Book-Entry Transfer."

   The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offer.

   Holders that are tendering by book-entry transfer to the exchange agent's account at DTC can execute the tender though the DTC Automated Tender Offer Program, for which the exchange offer is eligible. DTC participants that are tendering pursuant to the exchange offer must transmit their acceptance through the Automated Tender Offer Program to DTC, which will edit and verify the acceptance and send an agent's message to the exchange agent for its acceptance.

   In order to properly complete this letter of transmittal, a holder of Outstanding Notes must:

         . complete the box(es) entitled "Description of Outstanding November Notes," "Description of Outstanding November Discount Notes" and/or "Description of Outstanding February Discount Notes," as applicable,

         . if appropriate, check and complete the boxes relating to guaranteed delivery, "Special Issuance Instructions" and "Special Delivery Instructions,"

         .   sign the letter of transmittal, and

         .   complete Substitute Form W-9.

   If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit this letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures described in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. See Instruction 1 below.

   PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING THE INSTRUCTIONS, AND THE PROSPECTUS CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL OR CHECKING ANY BOX BELOW. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus and this letter of transmittal, the Notice of Guaranteed Delivery and related documents may be directed to U.S. Bank National Association, at the address and telephone number set forth on the cover page of this letter of transmittal. See instruction 11 below.

   List below the Outstanding Notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tenders of Outstanding Notes will be accepted only in principal amounts at maturity equal to $1,000 or integral multiples of $1,000.

           DESCRIPTION OF OUTSTANDING NOVEMBER NOTES
-------------------------------------------------------------------------------------------------------
                                                              AGGREGATE
NAME(S) AND ADDRESS(ES) OF                                    PRINCIPAL             PRINCIPAL
   REGISTERED HOLDER(S)               CERTIFICATE              AMOUNT                 AMOUNT
     (PLEASE FILL IN)                 NUMBER(S)*            REPRESENTED**           TENDERED**
-------------------------------------------------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
--------------------------------------
     TOTAL PRINCIPAL
        AMOUNT OF
       OUTSTANDING
     NOVEMBER NOTES
-------------------------------------------------------------------------------------------------------
   * Need not be completed by holders delivering by book-entry transfer (see below).
   ** Unless otherwise indicated in the column "Principal Amount Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See
      Instruction 4.

       DESCRIPTION OF OUTSTANDING NOVEMBER DISCOUNT NOTES
-------------------------------------------------------------------------------------------------------
                                                              AGGREGATE
                                                              PRINCIPAL             PRINCIPAL
NAME(S) AND ADDRESS(ES) OF                                     AMOUNT                AMOUNT
   REGISTERED HOLDER(S)               CERTIFICATE            AT MATURITY           AT MATURITY
     (PLEASE FILL IN)                 NUMBER(S)*            REPRESENTED**          TENDERED**
-------------------------------------------------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
--------------------------------------
     TOTAL PRINCIPAL
        AMOUNT OF
       OUTSTANDING
 NOVEMBER DISCOUNT  NOTES
-------------------------------------------------------------------------------------------------------
   * Need not be completed by holders delivering by book-entry transfer (see below).
   ** Unless otherwise indicated in the column "Principal Amount Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See
      Instruction 4.

       DESCRIPTION OF OUTSTANDING FEBRUARY DISCOUNT NOTES
-------------------------------------------------------------------------------------------------------
                                                              AGGREGATE
                                                              PRINCIPAL             PRINCIPAL
NAME(S) AND ADDRESS(ES) OF                                     AMOUNT                AMOUNT
   REGISTERED HOLDER(S)               CERTIFICATE            AT MATURITY           AT MATURITY
     (PLEASE FILL IN)                 NUMBER(S)*            REPRESENTED**          TENDERED**
-------------------------------------------------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
                                      -----------------------------------------------------------------
--------------------------------------
     TOTAL PRINCIPAL
        AMOUNT OF
       OUTSTANDING
 FEBRUARY DISCOUNT  NOTES
-------------------------------------------------------------------------------------------------------
   * Need not be completed by holders delivering by book-entry transfer (see below).
   ** Unless otherwise indicated in the column "Principal Amount Tendered" and subject to the terms and conditions of the exchange offer, the holder will be deemed to have tendered the entire aggregate principal amount represented by each note listed above and delivered to the exchange agent. See
      Instruction 4.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                  CAREFULLY BEFORE COMPLETING THE BOXES BELOW

[_]CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOVEMBER NOTES ARE
   ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED NOVEMBER NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ______________________________________________

   Account Number with DTC: ____________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED NOVEMBER NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number(s) (if any): ___________________________________________

   Date of Execution of the Notice of Guaranteed Delivery: _____________________

   Name of Eligible Institution that Guaranteed Delivery: ______________________

   If delivered by Book-Entry Transfer, complete the following:

   Name of Tendering Institution: ______________________________________________

   Account Number at DTC: ______________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOVEMBER DISCOUNT NOTES
   ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED NOVEMBER DISCOUNT NOTES ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ______________________________________________

   Account Number with DTC: ____________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED NOVEMBER DISCOUNT NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number(s) (if any): ___________________________________________

   Date of Execution of the Notice of Guaranteed Delivery: _____________________

   Name of Eligible Institution that Guaranteed Delivery: ______________________

   If delivered by Book-Entry Transfer, complete the following:

   Name of Tendering Institution: ______________________________________________

   Account Number at DTC: ______________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING FEBRUARY DISCOUNT NOTES
   ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED FEBRUARY DISCOUNT NOTES ARE BEING DELIVERED BY
   BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: ______________________________________________

   Account Number with DTC: ____________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED FEBRUARY DISCOUNT NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
   FOLLOWING:

   Name(s) of Registered Holder(s): ____________________________________________

   Window Ticket Number(s) (if any): ___________________________________________

   Date of Execution of the Notice of Guaranteed Delivery: _____________________

   Name of Eligible Institution that Guaranteed Delivery: ______________________

   If delivered by Book-Entry Transfer, complete the following:

   Name of Tendering Institution: ______________________________________________

   Account Number at DTC: ______________________________________________________

   Transaction Code Number: ____________________________________________________

[_]CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED YOUR TENDERED NOTES FOR
   YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: _______________________________________________________________________

   Address: ____________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

   Upon the terms and subject to the conditions of the exchange offer, the undersigned hereby tenders to the Issuer the principal amount of Outstanding Notes described above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes.

   The undersigned hereby irrevocably constitutes and appoints the exchange agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the exchange agent also acts as the agent of the Issuer and as trustee under the indentures relating to the Outstanding Notes) with respect to such tendered notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to (1) deliver certificates representing such tendered notes, or transfer ownership of such notes, on the account books maintained by DTC, and to deliver all accompanying evidence of transfer and authenticity to, or upon the order of, the Issuer upon receipt by the exchange agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of such Outstanding Notes for exchange pursuant to the exchange offer, (2) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the exchange offer, and (3) present such Outstanding Notes for transfer, and transfer such Outstanding Notes, on the relevant security register.

   The undersigned hereby represents and warrants that the undersigned (1) owns the notes tendered and is entitled to tender such notes, and (2) has full power and authority to tender, sell, exchange, assign and transfer the Outstanding Notes and to acquire Exchange Notes issuable upon the exchange of such tendered notes, and that, when the same are accepted for exchange, the Issuer will acquire good, marketable and unencumbered title to the tendered notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right or restriction or proxy of any kind. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuer to be necessary or desirable to complete the sale, exchange, assignment and transfer of tendered notes or to transfer ownership of such notes on the account books maintained by DTC.

   The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering" and in the instructions to this letter of transmittal will, upon the Issuer's acceptance of the notes for exchange, constitute a binding agreement between the undersigned and the Issuer in accordance with the terms and subject to the conditions of the exchange offer.

   The exchange offer is subject to the conditions set forth in the prospectus under the caption "The Exchange Offer--Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer) as more particularly set forth in the prospectus, the Issuer may not be required to exchange any of the Outstanding Notes tendered by this letter of transmittal and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

   Unless a box under the heading "Special Issuance Instructions" is checked, by tendering Outstanding Notes and executing this letter of transmittal, the undersigned hereby represents and warrants that:

      (i) the undersigned or any beneficial owner of the Outstanding Notes is acquiring the Exchange Notes in the ordinary course of business of the undersigned (or such other beneficial owner);

      (ii) neither the undersigned nor any beneficial owner is engaging in or intends to engage in a distribution of the Exchange Notes within the meaning of the federal securities laws;

      (iii) neither the undersigned nor any beneficial owner has an arrangement or understanding with any person or entity to participate in a distribution of the Exchange Notes;

      (iv) neither the undersigned nor any beneficial owner is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act of 1933. Upon request by the Issuer, the undersigned or such beneficial owner will deliver to the Issuer a legal opinion confirming it is not such an affiliate;

      (v) if the undersigned or any beneficial owner is a resident of the State of California, if falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and 260.105.14 of the California Blue Sky Regulations;

      (vi) if the undersigned or any beneficial owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and
   (k) of the Pennsylvania Securities Act of 1972, Section 102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

      (vii) the undersigned and each beneficial owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, or is participating in the exchange offer for the purpose of distributing the Exchange Notes, must comply with the registration and delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Notes or interests therein acquired by such person and cannot rely on the position of the Staff of the Securities and Exchange Commission (the "SEC") set forth in certain no-action letters;

      (viii) the undersigned and each beneficial owner understands that a secondary resale transaction described in clause (vii) above and any resales of Exchange Notes or interests therein obtained by such holder in exchange for Outstanding Notes or interests therein originally acquired by such holder directly from the Issuer should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K or the SEC; and

      (ix) the undersigned is not acting on behalf of any person or entity who could not truthfully make the foregoing representations.

   If the undersigned is a broker-dealer that will receive offered notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such offered notes, however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Outstanding Notes held for its own account were not acquired as a result of market-making or other trading activities, such Outstanding Notes cannot be exchange pursuant to the exchange offer.

   All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

   Tendered Outstanding Notes may be withdrawn at any time prior to 12:00 midnight, New York City time on __________, 2004 or on such later date or time to which the Issuer may extend the exchange offer.

   Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes, and Outstanding Notes not tendered or accepted for exchange, will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes, and Outstanding Notes not tendered or accepted for exchange, will be delivered to the undersigned at the address shown below the signature of the undersigned. In the case of a book-entry delivery of notes, the exchange agent will credit the account maintained by DTC with any notes not tendered. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" to transfer any Outstanding Notes from the name of the registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Outstanding Notes so tendered.

   The November Exchange Notes will bear interest from the most recent interest payment date to which interest has been paid on the Outstanding November Notes, or if no interest has been paid, from November 10, 2003. Interest on the Outstanding November Notes accepted for exchange will cease to accrue upon the issuance of the November Exchange Notes.

   The November Discount Exchange Notes will accrue in value from the most recent accrual date to which principal has accrued on the Outstanding November Discount Notes, or if no value has accrued, from November 10, 2003. The principal amount of the Outstanding November Discount Notes accepted for exchange will cease to accrue upon the issuance of the November Discount Exchange Notes.

   The February Discount Exchange Notes will accrue in value from the most recent accrual date to which principal has accrued on the Outstanding February Discount Notes, or if no value has accrued, from February 11, 2004. The principal amount of the Outstanding February Discount Notes accepted for exchange will cease to accrue upon the issuance of the February Discount Exchange Notes.

                               PLEASE SIGN HERE
                   (To Be Completed By All Tendering Holders
                             of Outstanding Notes)

   This letter of transmittal must be signed by the registered holder(s) of Outstanding Notes exactly as their name(s) appear(s) on certificate(s) for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal, including such opinions of counsel, certifications and other information as may be required by the Issuer or the trustee for the Outstanding Notes to comply with the restrictions on transfer applicable to the Outstanding Notes. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the exchange agent of such person's authority to so act. See Instruction 5 below. If the signature appearing below is not of the registered holder(s) of the Outstanding Notes, then the registered holder(s) must sign a valid power of attorney.

X ______________________________________________________________________________

X ______________________________________________________________________________
               Signature(s) of Holder(s) or Authorized Signatory

Dated: __________, 2004

Name(s): _______________________________________________________________________

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                                                                     (Zip Code)

Area Code and Telephone No.: ___________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                 (If required--see Instructions 2 and 5 below)

Certain Signatures Must be Guaranteed by a Signature Guarantor

________________________________________________________________________________
             (Name of Signature Guarantor Guaranteeing Signatures)

________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

________________________________________________________________________________
                            (Authorized Signature)

________________________________________________________________________________
                                (Printed Name)

________________________________________________________________________________
                                    (Title)

Dated: __________, 2004

--------------------------------------------------------------  -----------------------------------------------------------
               SPECIAL ISSUANCE INSTRUCTIONS                                  SPECIAL DELIVERY INSTRUCTIONS
              (See Instructions 4 through 7)                                 (See Instructions 4 Through 7)
  To be completed ONLY if (i) certificates for                    To be completed ONLY if certificates for
Outstanding Notes in a principal amount not tendered            Outstanding Notes in a principal amount not tendered,
are to be issued in the name of, or Exchange Notes              or Exchange Notes, are to be sent to someone other
issued pursuant to the exchange offer are to be issued          than the person or persons whose name(s) appear(s)
in the name of, someone other than the person or                within this letter of transmittal to an address different
persons whose name(s) appear(s) within this letter of           from that shown in the boxes entitled "Description of
transmittal or issued to an address different from that         Outstanding November Notes," "Description of
shown in the boxes entitled "Description of                     Outstanding November Discount Notes" and/or
Outstanding November Notes," "Description of                    Description of Outstanding February Discount Notes"
Outstanding November Discount Notes" and/or                     within this letter of transmittal.
Description of Outstanding February Discount Notes"
within this letter of transmittal, (ii) Outstanding Notes       Deliver:
not tendered, but represented by certificates tendered
by this letter of transmittal, are to be returned by credit     [_]    Exchange Notes, to:
to an account maintained at DTC other than the
account indicated above or (iii) Exchange Notes                 [_]    Outstanding Notes, to:
issued pursuant to the exchange offer are to be issued
by book-entry transfer to an account maintained at              Name(s) _________________________________________________
DTC other than the account indicated above.
                                                                Address _________________________________________________
Issue:
                                                                Telephone Number: _______________________________________
[_]    Exchange Notes, to:
                                                                _________________________________________________________
[_]    Outstanding Notes, to:                                        (Tax Identification or Social Security Number)

Name(s) ___________________________________________________     Is this a permanent address change? (check one box)

Address ___________________________________________________                          [_] Yes  [_] No

Telephone Number: _________________________________________

___________________________________________________________
      (Tax Identification or Social Security Number)

DTC Account Number: _______________________________________
--------------------------------------------------------------  -----------------------------------------------------------

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
       (Forming part of the terms and conditions of the Exchange Offer)

   1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES. This letter of transmittal is to be completed by holders of Outstanding Notes if certificates representing such notes are to be forwarded herewith, or, unless an agent's message is utilized, if tender is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the prospectus under "The Exchange Offer--Procedures for Tendering." For a holder to properly tender notes pursuant to the exchange offer, a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, or a properly transmitted agent's message in the case of a book entry transfer, must be received by the exchange agent at its address set forth herein on or prior to the expiration date, and either (1) certificates representing such notes must be received by the exchange agent at its address, or (2) such notes must be transferred pursuant to the procedures for book-entry transfer described in the prospectus under "The Exchange Offer--Book-Entry Transfer" and a book-entry confirmation must be received by the exchange agent on or prior to the expiration date. A holder who desires to tender notes and who cannot comply with procedures set forth herein for tender on a timely basis or whose notes are not immediately available must comply with the guaranteed delivery procedures discussed below.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND SOLE RISK OF THE HOLDER AND DELIVERY WILL BE DEEMED TO BE MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, HOLDERS SHOULD USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW FOR SUFFICIENT TIME TO ENSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION OF THE EXCHANGE OFFER AND PROPER INSURANCE SHOULD BE OBTAINED. HOLDERS MAY REQUEST THEIR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE TO EFFECT THESE TRANSACTIONS FOR SUCH HOLDER. HOLDERS SHOULD NOT SEND ANY NOTE, LETTER OF TRANSMITTAL OR OTHER REQUIRED DOCUMENT TO THE ISSUER.

   If a holder desires to tender notes pursuant to the exchange offer and (1) certificates representing such notes are not immediately available, (2) time will not permit such holder's letter of transmittal, certificates representing such notes or other required documents to reach the exchange agent on or prior to the expiration date, or (3) the procedures for book-entry transfer (including delivery of an agent's message) cannot be completed on or prior to the expiration date, such holder may nevertheless tender such notes with the effect that such tender will be deemed to have been received on or prior to the expiration date if the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer--Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (1) the tender must be made by or through an eligible guarantor institution (as defined below), (2) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Issuer herewith, or an agent's message with respect to a guaranteed delivery that is accepted by the Issuer, must be received by the exchange agent on or prior to the expiration date, and (3) the certificates for the tendered notes, in proper form for transfer (or a book-entry confirmation of the transfer of such notes into the exchange agent's account at DTC as described in the prospectus) together with a letter of transmittal (or manually signed facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by the letter of transmittal, or a properly transmitted agent's message, must be received by the exchange agent within three New York Stock Exchange, Inc. trading days after the execution of the notice of guaranteed delivery.

   The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an eligible guarantor institution in the form set forth in the notice of guaranteed delivery. For Outstanding Notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a notice of guaranteed delivery prior to the expiration date. As used herein and in the prospectus, "eligible guarantor institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or
(v) a savings association that is a participant in a Securities Transfer Association.

   2. GUARANTEE OF SIGNATURES. Signatures on this letter of transmittal must be guaranteed by a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program or by an eligible guarantor institution unless the notes tendered hereby are tendered (1) by a registered holder of notes (or by a participant in DTC whose name appears on a security position listing as the owner of such notes) who has signed this letter of transmittal and who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions," on the letter of transmittal, or (2) for the account of an eligible guarantor institution. If the notes are registered in the name of a person other than the signer of the letter of transmittal or if notes not tendered are to be returned to, or are to be issued to the order of, a person other than the registered holder or if notes not tendered are to be sent to someone other than the registered holder, then the signature on this letter of transmittal accompanying the tendered notes must be guaranteed as described above. Beneficial owners whose notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender notes. See "The Exchange Offer--Procedures for Tendering" in the prospectus.

   3. WITHDRAWAL OF TENDERS. Except as otherwise provided in the prospectus, tenders of notes may be withdrawn at any time on or prior to the expiration date. For a withdrawal of tendered notes to be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be received by the exchange agent on or prior to the expiration date at its address set forth on the cover of this letter of transmittal. Any such notice of withdrawal must
(1) specify the name of the person who tendered the notes to be withdrawn, (2) identify the notes to be withdrawn, including the certificate number or numbers shown on the particular certificates evidencing such notes (unless such notes were tendered by book-entry transfer), the aggregate principal amount represented by such notes and the name of the registered holder of such notes, if different from that of the person who tendered such notes, (3) be signed by the holder of such notes in the same manner as the original signature on the letter of transmittal by which such notes were tendered (including any required signature guarantees), or be accompanied by (i) documents of transfer sufficient to have the trustee register the transfer of the notes into the name of the person withdrawing such notes, and (ii) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such holder (unless the notes were tendered by book entry transfer), and (4) specify the name in which any such notes are to be registered, if different from that of the registered holder. If the notes were tendered pursuant to the procedures for book-entry transfer sent forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Outstanding Notes and must otherwise comply with the procedures of DTC. If the notes to be withdrawn have been delivered or otherwise identified to the exchange agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

   Any permitted withdrawal of notes may not be rescinded. Any notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the exchange offer. However, properly withdrawn notes may be retendered by following one of the procedures described in the prospectus under the caption "The Exchange Offer--Procedures for Tendering Outstanding Notes" at any time prior to the expiration date.

   All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. Neither of the Issuer, any affiliates of the Issuer, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification.

   4. PARTIAL TENDERS. Tenders of notes pursuant to the exchange offer will be accepted only in principal amounts equal to $1,000 or integral multiples of $1,000. If less than the entire principal amount of any notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of Outstanding November Notes," "Description of Outstanding November Discount Notes" or "Description of Outstanding February Discount Notes" herein, as applicable. The entire principal amount represented by the certificates for all notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all notes held by the holder is not tendered, new certificates for the principal amount of notes not tendered and Exchange Notes issued in exchange for any notes tendered and accepted will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the holder unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction
6), as soon as practicable following the expiration date.

   5. SIGNATURE ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this letter of transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever. If this letter of transmittal is signed by a participant in DTC whose name is shown as the owner of the notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the notes.

   If any of the notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

   If any tendered notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

   If this letter of transmittal is signed by the holder, and the certificates for any principal amount of notes not tendered are to be issued (or if any principal amount of notes that is not tendered is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account of DTC of the registered holder, and Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued to the order of the registered holder, then the registered holder need not endorse any certificates for tendered notes nor provide a separate bond power. In any other case (including if this letter of transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such notes, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of notes, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or bond power guaranteed by a signature guarantor or an eligible guarantor institution, unless such certificates or bond powers are executed by an eligible guarantor institution, and must also be accompanied by such opinions of counsel, certifications and other information as the Issuer or the trustee for the original notes may require in accordance with the restrictions on transfer applicable to the Outstanding Notes. See Instruction 2.

   Endorsements on certificates for notes and signatures on bond powers provided in accordance with this Instruction 5 by registered holders not executing this letter of transmittal must be guaranteed by an eligible institution. See Instruction 2.

   If this letter of transmittal or any certificates representing notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the exchange agent, in its sole discretion, of their authority so to act must be submitted with this letter of transmittal.

   6. SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS. Tendering holders should indicate in the applicable box or boxes the name and address to which notes for principal amounts not tendered or Exchange Notes exchanged for Outstanding Notes in connection with the exchange offer are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the taxpayer-identification number of the person named must also be indicated. Holders tendering by book-entry transfer may request that Outstanding Notes not exchanged be credited to such accounted maintained at DTC as such holder may designate. If no instructions are given, notes not tendered will be returned to the registered holder of the notes tendered. For holders of notes tendered by book-entry transfer, notes not tendered will be returned by crediting the account at DTC designated above.

   7. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that each tendering holder provide the exchange agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the exchange agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding on the reportable payments made with respect to the notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

   To prevent backup withholding, each holder tendering Outstanding Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), that the holder is a U.S. person (including a U.S. resident alien) and that (i) such holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding and that such holder is a U.S. person. Holders awaiting a taxpayer identification number may be subject to backup withholding until a taxpayer identification number is provided.

   If the holder tending Outstanding Notes does not have a taxpayer identification number, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, check the "Awaiting TIN" box on part 3 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certification of Awaiting Taxpayer Identification Number set forth herein.

   If the Outstanding Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

   Exempt holders tendering Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering Outstanding Notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9 and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the exchange agent.

   The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

   8. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, required to be paid by the Issuer in connection with the exchange of the Outstanding Notes for the Exchange Notes. If, however, Exchange Notes, or Outstanding Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Outstanding Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of the Outstanding Notes in connection with the exchange offer, then the amount of any transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of the transfer taxes or exemption therefrom is not submitted with the letter of transmittal, the amount of such transfer taxes will be billed directly to the tendering holder.

   9. MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES. If any certificate representing Outstanding Notes has been mutilated, lost, stolen or destroyed, the holder should promptly contact the exchange agent at the address indicated above. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

   10. IRREGULARITIES. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of any tenders of notes pursuant to the procedures described in the prospectus and the form and validity of all documents will be determined by the Issuer, in its sole discretion, which determination shall be final and binding on all parties. The Issuer reserves the absolute right, in its sole and absolute discretion, to reject any or all tenders of any notes determined by them not to be in proper form or the acceptance of which may, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the absolute right, in its sole discretion subject to applicable law, to waive or amend any of the conditions of the exchange offer or to waive any defect or irregularity in the tender of any particular notes, whether or not similar defects or irregularities are waived in the case of other tenders. The Issuer's interpretations of the terms and conditions of the exchange offer (including, without limitation, the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders must be cured within such time as the Issuer shall determine. Each tendering holder, by execution of a letter of transmittal (or a manually signed facsimile thereof), waives any right to receive any notice of the acceptance of such tender. Tenders of such notes shall not be deemed to have been made until such irregularities have been cured or waived. Any notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the tendering holders, unless such holders have otherwise provided herein, promptly following the expiration date. None of the Issuer, any of its affiliates, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or will incur any liability to holders for failure to give such notification.

   11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for assistance or additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent at the address and telephone number set forth above. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offer.

   IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK ENTRY-CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME ON THE EXPIRATION DATE.

                PAYER'S NAME:  U.S. BANK NATIONAL ASSOCIATION.

SUBSTITUTE      Part 1--PLEASE      --------------------------
Form W-9        PROVIDE YOUR         Social Security Number(s)
                TIN IN THE BOX                   OR
--------------- AT RIGHT AND        --------------------------
Department of   CERTIFY BY            Employer Identification
the Treasury    SIGNING AND                  Number(s)
Internal        DATING BELOW.
Revenue Service                     ------------------------------------------
                ------------------------------------------
                Part 2--Certification--Under               Part 3--
--------------- Penalties of Perjury, I                    Awaiting TIN
Payer's         certify that:
Request for     (1)The number shown on this
Taxpayer           form is my correct taxpayer
Identification     identification number (or I
Number ("TIN")     am waiting for a number to
and                be issued for me),
Certifications  (2)I am not subject to backup
                   withholding because: (a) I
                   am exempt from backup
                   withholding, or (b) I have
                   not been notified by the
                   Internal Revenue Service
                   (IRS) that I am subject to
                   backup withholding as a
                   result of a failure to
                   report all interest or
                   dividends, or (c) the IRS
                   has notified me that I am
                   no longer subject to backup
                   withholding, and
                (3)I am a U.S. person
                   (including a U.S. resident
                   alien).

                --------------------------------------------------------------
                Certification Instructions--You must cross
                out item (2) in Part 2 if you have been
                notified by the IRS that you are currently
                subject to backup withholding because of
                underreporting interest or dividends on your
                tax return.

                Name __________________________________ Address __

                                                                      (include
                zip code)

                SIGNATURE ________________________________ DATE __

NOTE: FAILURE TO PROPERLY COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING ON ANY REPORTABLE PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE: YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
PART 3 OF THE SUBSTITUTE FORM W-9.

           CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (2) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number to the payer, backup withholding may apply to all reportable payments made to me thereafter by the payer.

 SIGNATURE _________________________________________________________________
 DATE _____________________